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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                      FEBRUARY 27, 2007 (FEBRUARY 26, 2007)

                              ____________________

                           ASI TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                              ____________________

           NEVADA                       0-6428                    88-0105586
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


 980 AMERICAN PACIFIC DRIVE, #111, HENDERSON, NV                   89014
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 734-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 26, 2007, we entered into a Securities Purchase Agreement with selected investors pursuant to which we issued and sold 2,855,000 shares of our common stock ("Shares") at a purchase price of $0.45 per share for gross proceeds of $1,284,750.

The Shares were offered, issued and sold to six accredited investors for cash. The Jerry E. Polis Family Trust, Davric Corporation and The Polis Family LLC, all controlled by Jerry E. Polis, an officer and director of the Company, purchased an aggregate of 2,100,000 of the shares for cash of $945,000.

We paid no placement, commission or underwriter fees in connection with the sale.

We offered and sold the Shares without registration under the Securities Act of 1933 to a limited number of qualified accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares issued.

The form of the Securities Purchase Agreement was filed as Exhibit 99.1 to our report on Form 8-K dated January 29, 2007 and is incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On February 26, 2007, we issued and sold 2,855,000 shares of our common stock for cash proceeds of $1,284,750 to selected accredited investors. For further information about the terms of this financing, please see the disclosure under
Item 1.01 above which is incorporated herein by reference. We previously reported on Form 8-K dated January 29, 2007 the sale of 1,640,000 shares on the same terms for cash proceeds of $738,000, therefore the aggregate cash proceeds from the two transactions was $2,022,750 from the sale and issuance of 4,495,000 shares of common stock.

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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number            Description of Exhibit

99.1 Form of Securities Purchase Agreement dated January 26, 2007 (each individual agreement differs as to investor, amount and shares purchased). Incorporated by reference to Exhibit 99.1 on Form 8-K dated January 29, 2007.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASI TECHNOLOGY CORPORATION

Date:  February 27, 2007                    /s/ JERRY E. POLIS
                                            ------------------
                                            Jerry E. Polis
                                            President


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